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                                                               Exhibit 10.14

                    SECOND AMENDMENT TO CREDIT AGREEMENT
                    ------------------------------------

         This Second Amendment to Credit Agreement (this "Amendment") is made and entered into as of the 13th day of January, 2004, by and among ZOLTEK COMPANIES, INC., a Missouri corporation having its chief executive office and principal place of business located at 3101 McKelvey Road, St. Louis, Missouri 63044 ("Parent"), ZOLTEK CORPORATION, a Missouri corporation, CAPE COMPOSITES, INC., a California corporation, ENGINEERING TECHNOLOGY CORPORATION, a Missouri corporation, and ZOLTEK PROPERTIES, INC., a Missouri corporation, (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers) and SOUTHWEST BANK OF ST. LOUIS (the "Bank"), with an office at 13205 Manchester Road, St. Louis, Missouri 63131.

                            W I T N E S S E T H:

         WHEREAS, Bank and Borrowers are parties to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003 (as amended, the "Agreement"); and

         WHEREAS, Bank and Borrowers desire to amend the Agreement upon and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, the covenants, promises and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

         1. Amendments to the Agreement.
            ---------------------------

                  (a) Section 3.02 of the Agreement is hereby deleted in its
                      ------------
         entirety and replaced by the following:

                           3.02 TERM OF REVOLVING CREDIT FACILITY. Subject
                                ---------------------------------
                  to the Bank's right to cease making Loans to the Borrowers at any time upon or after the occurrence and during the continuation of any Default or Event of Default, the Borrowers shall be entitled to request advances under the Revolving Credit Note for the period from the date hereof to and including January 31, 2005. In no event may the Borrowers terminate this Agreement until the Borrowers have repaid all Loans and otherwise paid and performed their Obligations hereunder. All indemnities given by the Borrowers to the Bank under any of the Loan Documents shall survive the repayment of the Loans and the termination of this Agreement.

                  (b) Section 3.03(a) of the Agreement is hereby deleted in
                      ---------------
         its entirety and replaced by the following:

                                    (a) Principal payable on account of the
                           Revolving Credit Loan shall be payable by the Borrowers to the Bank immediately upon the earliest to occur of (i) the date or dates for payment as specified in the Revolving Credit Note, (ii) the occurrence of any event described in Section 3.04 hereof which requires the payment
                              ------------
                           of principal on the Loans (but only after the Term Loan has been repaid in full), (iii) the occurrence and continuance of an Event of Default in consequence of which the Bank elects to accelerate the maturity and payment of


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                           any of the Obligations, (iv) termination of this
                           Agreement for any reason, or (v) January 31, 2005 (the "Revolving Loan Maturity Date"); provided, however, that if the principal balance of Revolving Credit Loan outstanding at any time shall exceed the Borrowing Base at such time, the Borrowers shall, on demand, repay the Revolving Credit Loan in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess;

         2. Conditions To Execution Of This Amendment. Any provision
            -----------------------------------------
contained herein or in the Agreement to the contrary notwithstanding, Bank's execution of this Amendment is subject to the following:

                  (a) Bank shall have first received a certified copy of the resolutions of each Borrower, duly adopted and authorizing the execution, delivery and performance of this Amendment in accordance with its terms;

                  (b) All representations and warranties made in the Agreement and herein shall be true and correct in all material respects as of the date hereof and, by execution of this Amendment, each Borrower hereby certifies same to Bank;

                  (c) After giving effect to this Amendment, no Borrower shall have defaulted, or taken or failed to take any action which, unless corrected, would give rise to a default on any of its obligations to Bank;

                  (d) After giving effect to this Amendment, no action or omission exists as of the date hereof which constitutes, or which, with the passage of time, would constitute a Default or Event of Default, and each Borrower shall have certified the same to Bank by a duly authorized officer;

                  (e) Each Borrower shall be in compliance with all covenants of the Agreement, as amended;

                  (f) All documents and filings necessary to maintain and perfect Bank's security interest in the collateral provided for in the Loan Documents shall be in full force and effect, and all actions necessary to maintain and perfect the same shall have been taken;

                  (g) No material adverse change in the financial condition of the Borrowers taken as a whole shall have occurred since June 30, 2003;

                  (h) Bank shall have received the following documents, duly executed and delivered by all parties thereto, and otherwise reasonably satisfactory in form and content to Bank and its counsel:

                           (i)      An Amended and Restated Revolving Credit
                                    Note in the form of Exhibit A attached
                                                        ---------
                                    hereto (which shall also serve as the
                                    revised Exhibit A of the Agreement);
                                            ---------

                           (ii) A photocopy of a fully executed original of the Securities Purchase Agreement dated as of December 19, 2003 (as same may have been amended, the "Securities Purchase Agreement") by and among Parent and the Investors (as defined therein); and

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                           (iii)    A good standing certificate from the
                                    Secretary of State for the
                                    organizational State of each Borrower.

                  (i) The following events shall have occurred or shall occur contemporaneously with the closing of the transactions contemplated herein:

                           (i) In addition to, and not in lieu of, any regularly scheduled principal payments on same, Bank shall have received a principal payment of not less than $2,000,000.00 with respect to that certain Amended and Restated Term Loan Note dated as of February 13, 2003 in the original principal amount of $3,500,000.00;

                           (ii) Any and all indebtedness due Bank under that certain Promissory Note dated August 12, 1997 in the original principal amount of $2,407,345.19 and executed by Zoltek Properties, Inc. in favor of Bank shall have been paid in full;

                           (iii)    Any and all amounts due Bank or
                                    otherwise remaining to be paid to Bank
                                    under that certain Master Equipment
                                    Lease dated as of January 1, 1999 (as
                                    same may have been amended, the "Abilene
                                    Lease") by and between the Borrowers and Bank shall be paid in full. As of January 9, 2004, the amount to be paid to Bank to complete or otherwise fulfill the Borrowers' lease payment obligations under the Abilene Lease is
                                    $1,839,137.66, with per diem interest in the amount of $272.85.

                           (iv)     Bank shall have received evidence
                                    satisfactory to Bank that Parent has
                                    received (i) an amount not less than
                                    $7,000,000.00 in connection with the
                                    sale of the Debentures described in the
                                    Securities Purchase Agreement, and (ii)
                                                                   ---
                                    advanced funds in a principal amount not less than $5,000,000.00 under a credit facility between the Borrowers and Beal Bank; and

                           (v)      Bank shall have received evidence
                                    satisfactory to the Bank that Parent has repaid the borrowings by Parent from Zsolt Rumy in the amount of $1,400,000.00 and secured the release of the letter of credit posted by Zsolt Rumy for the benefit of Parent in the amount of $1,400,000.00.

                  (j) No pending or threatened litigation or other proceeding or investigation shall exist which could reasonably be expected to have a material adverse effect on the prospects, operation or financial condition of the Borrowers taken as a whole; and

                  (k) The Borrowers shall pay the costs and expenses of Bank (including reasonable attorneys' fees and expenses) in connection with the negotiation, preparation, execution and delivery of this Amendment and all other matters herein provided for or required in connection with this Amendment.

         3. Bank Waivers and Consents. Bank agrees to the following waivers
            -------------------------
and consents:

                  (a) Bank hereby waives compliance with the financial covenants contained in Section 6.03(a) (Minimum Working Capital),
                                ---------------
         Section 6.03(b) (Debt Coverage Ratio), and Section 6.03(c) (Current
         ---------------                            ---------------
         Ratio) of the Agreement. Such waiver shall be effective from and including September


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

         30, 2003 through all covenant testing dates prior to March 31, 2005. The Borrowers shall be in compliance with such financial covenants when tested on March 31, 2005.

                  (b) Notwithstanding any prohibitions contained in the Agreement to the contrary, Bank hereby consents to, and waives any Default or Event of Default caused by, the following actions taken, or to be taken, by the Borrowers:

                           (i) The sale and issuance of the Debentures described in the Securities Purchase Agreement;

                           (ii)     The establishment of, and borrowing
                                    under, a credit facility with Beal Bank
                                    in the approximate principal amount of
                                    $6,000,000.00 and the accompanying liens granted to Beal Bank with respect to (i) the real property (including the improvements and fixtures thereon) of Borrowers' located at 3101 McKelvey Road, St. Louis, Missouri, 11 Missouri Research Park, St. Charles, Missouri and 1221 Fulwiler Road, Abilene, Texas, and
                                    (ii) the personal property which is the
                                    subject of the Abilene Lease; and

                           (iii) The borrowing of funds by Parent in the aggregate amount of $2,800,000.00 from Zsolt Rumy, which borrowings are in the form of cash borrowings in the amount of $1,400,000.00 and a standby letter of credit in the amount of $1,400,000.00 posted for the Parent's benefit.

         4. Representations and Warranties. The Borrowers hereby represent
            ------------------------------
and warrant to Bank that:

                  (a) All representations and warranties made by the Borrowers in the Agreement are true and correct in all material respects as if they had been made on the date hereof.

                  (b) No Default or Event of Default exists within the meaning of the Agreement.

                  (c) The officers of the Borrowers executing this Amendment shall be fully authorized to do so, and all corporate actions necessary or proper to authorize the execution of this Amendment have been duly done, taken and performed. No consent, authorization or approval of any other Person is necessary for the due execution and delivery by any Borrower of this Amendment and the performance by any Borrower of the terms hereof and thereof. This Amendment is executed and delivered in accordance with any laws and regulations applicable hereto and thereto, and is the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

                  (d) The execution, delivery, and performance, in accordance with its terms, of this Amendment will not violate any provision of any Borrower's organizational documents, any law, or any applicable judgment or regulation of any court or of any public or governmental agency, officer, or authority, and will not conflict with, result in a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of any Borrower (except for the security interest created by the Loan Documents) under any indenture, mortgage, contract, deed of trust, or other agreement to which any Borrower is a party or by which any Borrower or any of its properties or assets is or may be bound.

         5. Entire Agreement. This Amendment and the Agreement embody the
            ----------------
entire agreement between the parties respecting the subject matter hereof and supersede all prior agreements, proposals,


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

communications and understandings relating to such subject matter. The terms of the Amendment shall be considered a part of the Agreement as if fully set forth therein.

         6. Miscellaneous. This Amendment shall be binding upon the
            -------------
Borrowers and their respective successors and the Bank and its successors and assigns. The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Amendment or the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. Capitalized terms not defined herein shall have the meanings set forth in the Agreement. This Agreement shall be a contract made under and governed by the laws of the State of Missouri applicable to contracts made and to be performed entirely within such State.

         7. No Other Amendments. In case of a conflict between the terms of
            -------------------
this Amendment and the Agreement, the terms of this Amendment control. Except as expressly set forth in this Amendment, the terms of the Agreement remain unchanged and in full force and effect. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (BANK) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

                          [SIGNATURE PAGE FOLLOWS]



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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                  BORROWERS:

                                  ZOLTEK COMPANIES, INC.

                                  By: /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ZOLTEK CORPORATION

                                  By: /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  CAPE COMPOSITES, INC.

                                  By: /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ENGINEERING TECHNOLOGY CORPORATION

                                  By: /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ZOLTEK PROPERTIES, INC.

                                  By: /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------




                                  BANK:

                                  SOUTHWEST BANK OF ST. LOUIS

                                  By: /s/ John D. Haffemkeffer
                                     -----------------------------------------
                                  Name: John D. Haffemkeffer
                                       ---------------------------------------
                                  Title: EVP
                                        --------------------------------------



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                                  EXHIBIT A
                                  ---------

                 AMENDED AND RESTATED REVOLVING CREDIT NOTE
                 ------------------------------------------


US $5,000,000.00                                            January 13, 2004
                                                         St. Louis, Missouri

         For value received, the undersigned, Zoltek Companies, Inc., a Missouri corporation, Zoltek Corporation, a Missouri corporation, Zoltek Properties, Inc., a Missouri corporation, Engineering Technology Corporation, a Missouri corporation and Cape Composites, Inc., a California corporation (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers), hereby jointly and severally promise to pay to the order of Southwest Bank of St. Louis (the "Bank"), in lawful money of the United States of America, the principal sum of Five Million Dollars ($5,000,000.00), or if less, the amount outstanding under Section 2.02 of
                                                          ------------
the Credit Agreement (as hereinafter defined), together with interest from the date hereof at the rate provided for in the Credit Agreement. Principal and interest of this Note shall be payable at the time or times provided in
Section 3 of the Credit Agreement.
---------

         This Amended and Restated Revolving Credit Note (this "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Credit Agreement among the Borrowers, Hardcore Composites Operations, LLC and the Bank dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, and that certain Second Amendment to Credit Agreement of even date herewith (as further amended or otherwise modified from time to time, the "Credit Agreement"), and is entitled to all of the benefits and security of the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Credit Agreement.

         This Note is secured by the Collateral described in the Credit
Agreement.

         Interest hereunder shall be computed on, the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to the Bank for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         The Borrowers may prepay this Note, in whole or in part, at any time without premium or penalty.

         The termination of the Credit Agreement or the occurrence and continuance of an Event of Default shall entitle the Bank, at its option, to declare the then outstanding principal balance and accrued interest hereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon the Borrowers, all of which the Borrowers hereby expressly waive.


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

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrowers, for themselves and their successors and assigns, expressly waive presentment, demand, protest and notice of dishonor, and hereby consent to any extensions of time, renewals, release of any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by the Bank from time to time in respect of the time of payment or any other provision of this Note.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Bank in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Bank of any right or remedy preclude any other right, or remedy. The Bank, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against the Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrowers. The Borrowers agree that, without releasing or impairing the Borrowers' liability hereunder, the Bank may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         This Note is a restated and amended version of that certain Amended and Restated Revolving Credit Note dated as of February 13, 2003, executed by Borrowers in favor of Bank in the original principal amount of $5,000,000.00, and shall not constitute a cancellation of the principal amount of such note evidenced thereby.

         This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Missouri.

         BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUITE, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS, THE
COLLATERAL, OR BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by their respective duly authorized representatives as of the date first above written.

                                  ZOLTEK COMPANIES, INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  ZOLTEK CORPORATION

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                     2

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                                  ZOLTEK PROPERTIES, INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  ENGINEERING TECHNOLOGY CORPORATION

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  CAPE COMPOSITES, INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


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